UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 22, 2025 (August 20, 2025)

Oaktree Gardens OLP, LLC

(Exact name of Registrant as specified in its charter)

Delaware	000-56548	92-2553158
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 South Grand Avenue, 28th Floor Los Angeles, CA	90071
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 830-6300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

On August 20, 2025, Oaktree Gardens OLP, LLC (the “Company”) entered into a second amendment to revolving credit agreement (the “Amendment”) by and among the Company, as initial borrower, Gardens Coinvest, LLC, as initial qualified borrower, Oaktree Gardens OLP SPV, L.P., as initial guarantor, Oaktree OLPG GP, L.P., as general partner, Oaktree OLPG GP Ltd., as ultimate general partner, and Sumitomo Mitsui Banking Corporation, as administrative agent and letter of credit issuer, and the lenders party thereto. Among other things, the Amendment:

•

decreased the maximum commitment to $280.0 million in aggregate principal amount (the “Maximum Commitment”), subject to the lesser of (i) 90% of unfunded commitments from certain eligible investors in the Company and (ii) the Maximum Commitment;

•	extended the maturity date to September 24, 2026; and

•

reduced the interest rate to a rate equal to (1) term secured overnight financing rate (“SOFR”) for the selected period plus 1.80% per annum for SOFR loans or (2) the greatest of (a) the Prime Rate plus 0.80% per annum and (b) the Federal Funds Rate plus 1.30% per annum for reference rate loans.

The description above is only a summary of the material provisions of the Amendment and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is hereby incorporated by reference to this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1

Second Amendment to Revolving Credit Agreement, dated as of August 20, 2025, by and among Oaktree Gardens OLP, LLC, as initial borrower, Gardens Coinvest, LLC, as initial qualified borrower, Oaktree Gardens OLP SPV, L.P., as initial guarantor, Oaktree OLPG GP, L.P., as general partner, Oaktree OLPG GP Ltd., as ultimate general partner, and Sumitomo Mitsui Banking Corporation, as administrative agent and letter of credit issuer, and the lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAKTREE GARDENS OLP, LLC

Date: August 22, 2025	By:	/s/ Christopher McKown
	Name:	Christopher McKown
	Title:	Chief Financial Officer and Treasurer